SUBSCRIPTION AGREEMENT

Calpian, Inc.
500 N Akard St.
Dallas, TX 75201

Ladies and Gentlemen:
1.    Subscription. Subject to the terms and conditions hereinafter set forth and in the Confidential Private Placement Memorandum dated July 22, 2015 (such Private Placement Memorandum, together with all annexes, supplements and exhibits thereto, the “Memorandum”), the undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Calpian, Inc., a Texas corporation (the “Company”) the number of units (the “Units”) set forth on the signature page hereto at a purchase price of $0.60 per Unit (the “Share Price”), for the aggregate subscription price set forth on the signature page hereto (the “Purchase Price”). Each Unit consists of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a 5 year warrant in the form attached hereto as Exhibit B (each, a “Warrant” and collectively, the “Warrants”) to purchase one half (1/2) of one share of Common Stock at an exercise price of $0.75 per share. The minimum investment is $50,000. If this subscription is accepted, the Company will signify such acceptance by executing counterparts of this Subscription Agreement and causing one such mutually executed counterpart to be returned to the undersigned.
This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and all attachments, schedules and exhibits thereto (the “Subscription Agreement”) and the Memorandum, relating to the offering (the “Offering”) by the Company of up to a maximum of $8,000,000 in Units (the “Maximum Offering Amount”), unless the Maximum Offering Amount is increased to $10,000,000 by the Company’s Board of Directors. The offering price of the Units has been unilaterally determined by the Company and is not based on its assets or earnings. The Units will be offered and sold by the Company and there will be no sales commissions, however the Company reserves the right to engage one or more placement agents (a “Placement Agent” or collectively “Placement Agents”), who are duly licensed with the Financial Industry Regulatory Authority in connection with this Offering. A Placement Agent, once employed, may receive commissions up to 8% of the total proceeds raised in the Offering. The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.
By execution hereof, Purchaser acknowledges that this is an unregistered offering of restricted securities, which securities, subject to the satisfaction of certain requirements, may be sold in accordance with Rule 144. Rule 144 requires at least a six month holding period before shares can be publicly traded. Although Calpian is currently a reporting issuer in the United States, there is no assurance that it will remain a reporting issuer and/or remain in compliance with all requirements, including without limitation timely filing of its periodic reports, that allow for Investors to transfer in reliance upon Rule 144 or any other exemption to the registration requirement of the Securities Act of 1933, as amended. Furthermore, Purchaser acknowledges that the Company’s Form 10-K for the fiscal year ended March 31, 2015 was due to the U.S. Securities and Exchange Commission on June 29, 2015 and was not filed. As a result, there is limited information about the Company available about the financial results of operations, or otherwise, for periods subsequent to the filing and periods presented in its Form 10-Q for the period ended December 31, 2014. Purchasers that participate in this Offering are purchasing without the information that would normally be available to investors if the Company filed its Form 10-K for the fiscal year ended March 31, 2015.
2.     Effects of Offering. This subscription is submitted to Purchasers with the understanding that, and, by execution hereof, Purchaser agrees to purchase securities in this Offering acknowledging that, the issuance of the securities in this Offering to the undersigned Purchaser and all other Purchasers in this Offering may require the Company to issue (i) additional shares of Common Stock; and (ii) replacement warrants to purchase Common Stock with adjustments to the exercise price and number of shares of Common Stock issuable upon exercise of such warrants; to those investors (“Prior Investors”) that purchased securities in the private placement described in the Company’s Current Report on Form 8-K filed on May 27, 2014 (the “Current Report”) and other public filing of the Company. For example, reference is made to Section 8 of the Form of Subscription Agreement filed as an exhibit to the Currrent Report, which Section 8 sets forth the obligations of the Company granted to Prior Investors to issue additional shares of Common Stock upon the occurance of certain events. Further reference is made to Section 3 of the Form of Warrant filed as an exhibit to the Currrent Report, which Section 3 sets forth the obligations of the Company granted to Prior Investors to adjust the exercise price and number of shares of Common Stock issuable upon exercise of such warrant upon the occurance of certain events.
3.    Payment. The undersigned shall cause the Purchase Price to be deposited in the escrow account (the “Escrow Account”) of Sichenzia Ross Friedman Ference LLP, (the “Escrow Agent”), as escrow agent for the Company, as follows:
(a)    by check or money order made payable to the order of, or endorsed to the order of, “Sichenzia Ross Friedman Ference LLP as Escrow Agent for Calpian, Inc.”, and delivered to the Placement Agent at the following address: 61 Broadway, 32nd Floor, New York, NY 10006; or
(b)    by wire transer of immediately available funds to:
Citibank
153 East 53rd Street
23rd Floor
New York, NY 10022
A/C of Sichenzia Ross Friedman Ference LLP
A/C#:         4974921703
ABA#:         021000089
SWIFT Code:    CITIUS33
Reference:    Calpian, Inc.

The Escrow Account is a non-interest-bearing account. Funds deposited in the Escrow Account will be held for the Purchaser's benefit, and will be returned promptly, without interest or offset, if (i) this Subscription Agreement is not accepted by the Company, or (ii) the Offering is terminated without the Company withdrawing the undersigned’s proceeds from the Escrow Account. All payments delivered to the Company shall be deposited in the Escrow Account of the Escrow Agent as soon as practicable after receipt thereof. Together with the undersigned’s payment of the Purchase Price, the undersigned is delivering a properly completed and executed investor questionnaire (“Accredited Investor Certification”), a form of which is attached as Exhibit A hereto.
4.    Closing.

(a)    Closing. Following the Company’s receipt of subscriptions for Units and the Company’s acceptance of such subscriptions, a closing will occur to effect the purchase and sale of such Units (the “Closing”).
(b)    Subsequent Closings.      The Company may continue to offer and accept subscriptions for the Units and conduct additional closings (each, a “Subsequent Closing”) for the sale of such Units after the Closing and until the termination of the Offering. Unless earlier terminated, this Offering will continue until September 30, 2015, or, if the Company’s Board of Directors authorize, until October 31, 2015. There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place no later than October 31, 2015. The date of any subsequent closing is referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, no more than $8,000,000 in Units will be sold at the Closing and all Subsequent Closings, unless an increase of an additional $2,000,000 is authorized by the Company’s Board of Directors.
The Closing and any applicable Subsequent Closings are each referred to in this Subscription Agreement as a “Closing.” The Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date.”
(c)    Closing Deliveries. At or within 5 business days of each Closing, the Company shall deliver to the Purchaser duly executed certificates representing the Common Stock and the Warrants due to such Purchaser against the Purchaser’s Purchase Price.
5.    Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering of Units is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.
6. Representations and Warranties of the Purchaser.
The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:
(a) None of the shares of Common Stock or the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to the Subscription Agreement and the Memorandum are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement. Without limiting the generality of the representations set forth below, the Subscriber represents that the Subscriber has carefully reviewed the section of the Memorandum captioned “Risk Factors;”
(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Subscription Agreement, the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein. The Memorandum has not been reviewed by any federal, state or other regulatory authority;
(c)     All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Subscription Agreement and the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;
(d) In making an investment decision investors must rely on their own examination of the Company, the Memorandum and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;
(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;
(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Subscription Agreement and the Memorandum;
(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;
(h) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than as described in the Memorandum);
(i) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;
(j) The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;
(k) The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Appropriate notations will be made in the Company's stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Units. There can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;
(m) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL
(n) The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum;
(o) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification attached hereto;
(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;
(q) The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Subscription Agreement, the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;
(r) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Subscription Agreement and the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;
(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;
(t)    The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;
(u)    The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Subscription Agreement or the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;
(v)    No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;
(w) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x) The Purchaser's substantive relationship with the Company predates the Company’s contact with the Purchaser regarding an investment in the Units;
(y) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;
(z) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;
(aa) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;
(bb) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure, A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. or any immediate family “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws. member or close associate A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure. of a senior foreign political figure, as such terms are defined in the footnotes below; and
(cc) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.
7.    Representations by the Company.
The Company hereby represents and warrants to the Purchaser as follows:
(a)    Organization. The Company is a company duly organized and validly existing under the Laws of the State of Texas and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is in good standing under the Laws of Texas.
(b)    Due Authorization; Enforceability. The Company has all right, corporate power and authority to enter into, execute and deliver this Subscription Agreement. The execution and delivery by the Company of this Subscription Agreement and the compliance by the Company with each of the provisions of this Subscription Agreement are within the corporate power and authority of the Company and have been duly authorized by all requisite corporate and other action of the Company. This Subscription Agreement has been duly and validly executed and delivered by the Company, and this Subscription Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally and for limitation imposed by general principles of equity, regardless of whether enforcement is sought at law or in equity and insofar as indemnification and contribution provisions may be limited by applicable Law.
(c)    Subsidiaries. Except as set forth in the SEC Reports, the Company does not own any securities or other interests in any corporation or other Person having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
(d)    Capitalization.
(i)    As of December 31, 2014, before giving effect to the transactions contemplated hereby, the authorized capital of the Company consists of (i) 1,000,000 shares of preferred stock, of which zero (0) shares of preferred stock are issued and outstanding and (ii) 200,000,000 shares of Common Stock, of which 38,799,015 are issued and outstanding. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(ii)    Except as set forth in the SEC Reports, as defined below, there are no (i) outstanding subscriptions, warrants, options, calls, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, conversion rights, exchange rights, or commitments or rights of any character relating to or entitling any Person to purchase or otherwise acquire any equity securities of the Company or requiring the Company to issue or sell any equity securities, (ii) obligations or securities convertible into or exchangeable for shares of any equity securities of the Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities, (iii) statutory preemptive rights or preemptive rights granted under the organizational documents of the Company, or (iv) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to the Company. There are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the purchase, sale, transfer or voting of the outstanding shares of equity securities of the Company. There are no commitments under which the Company is obligated to repurchase, redeem, retire or otherwise acquire any equity securities of the Company.
(iii)    The Units, when issued and delivered in accordance with the terms of this Subscription Agreement and the Memorandum, will be duly authorized and validly issued and outstanding, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities Laws, including, but not limited to the Texas Statutes.
(iv)    The Common Stock issuable upon the exercise of the Warrants will have been validly reserved for issuance, and when issued, will be duly authorized, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities laws, including, but not limited to the Texas Statutes.
(e)    SEC Reports. The Company’s Form 10-K for the fiscal year ended March 31, 2015 was due to the U.S. Securities and Exchange Commission on June 29, 2015 and was not filed. As a result, there is limited information about the Company available about the financial results of operations, or otherwise, for periods subsequent to the filing and periods presented in its Form 10-Q for the period ended December 31, 2014. Other than as described herein or in the Memorandum, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) and when filed, each SEC Report was in compliance in all material respects with the requirements of its report form, the Exchange Act and the Securities Act. All proxy statements, reports, registration statements, schedules, forms and other documents required to be filed with the SEC by the Company under the Exchange Act and the Securities Act after the date hereof through the relevant Closing Date will, if and when filed, be in compliance in all material respects with the requirements of its respective report form, the Exchange Act and the Securities Act and will not, at the time they are filed or declared effective, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that any failure by the Company to file any proxy statement, report, registration statement, schedule, form and other documents shall not constitute a breach of this Section 7.

(f)    Litigation. Except as set forth in the SEC Reports, there is no claim, action, suit, investigation or proceeding (“Litigation”) pending or, to the Company’s knowledge, threatened before any court, arbitrator or other governmental entity. Except as disclosed in the SEC Reports, the Company is not in default under or in breach of any order, judgment, injunction or decree of any court, arbitrator or other governmental entity.
(g)    No Conflicts or Violation; Consents and Approvals. Neither the execution, delivery or performance by the Company of this Subscription Agreement, nor the consummation of the transactions contemplated hereby will:
(i) conflict with, or result in a breach or a violation of, any provision of the organizational documents of the Company and (ii) constitute a breach, violation or default, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any (1) law applicable to or binding on the Company or (2) provision of any commitment to which the Company is a party, except in the case of clause (a)(ii)(2), where such conflict, breach, violation or default would not result in a Material Adverse Change. “Material Adverse Change” means any material adverse change on the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole; and
(ii)    apart from the filing of a Form D with the Securities and Exchange Commission (“SEC”) after the issuance of the Units, require the Company to make or obtain the consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, or assignment by, any governmental entity or any Person that is not a governmental entity (including any party to any commitment to which the Company is a party to), except in the case of clause (b), where the failure to obtain consent would not result in a Material Adverse Change.
(h)    Compliance. Neither the Company nor its subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company or its subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental authority, and (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Change.
(i)    Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or its subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $500,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option, restricted stock or other compensation-related agreements under any equity plan of the Company.
(j)    Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(k)    Investment Company. The Company is not, and immediately after receipt of payment for the Units, and for so long as any Purchaser holds any Units, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. The Company is not controlled by an “investment company” and shall not take any actions that would cause the Company to be controlled by an “investment company”.
(l)    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 (b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as described in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market.
(m)    No Payment of Transfer Taxes. No transfer, documentary, stamp, sales, use and other taxes have been or will be required or imposed by reason of, the transfer of the Units to the Purchasers.
(n)    Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
(o)    Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
8.    Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement or the Memorandum.
9.    Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.
10.    Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.
11.    Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.
12.    Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Common Stock or the Warrants shall be made only in accordance with all applicable laws.
13.    Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.
14.    Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:
(a)    Arbitration is final and binding on the parties.
(b)    The parties are waiving their right to seek remedies in court, including the right to a jury trial.
(c)    Pre-arbitration discovery is generally more limited and different from court proceedings.
(d)    The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.
(e)    The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(f)    All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.
15.    Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall file such notices and related documents as necessary to permit the Units to be sold without registration under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).

16.    Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.
17.    Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or The Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company or The Company, including any scientific, technical, trade or business secrets of the Company or The Company and any scientific, technical, trade or business materials that are treated by the Company or The Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company or The Company and confidential information obtained by or given to the Company or The Company about or belonging to third parties.
18.    Miscellaneous.
(a) This Subscription Agreement, together with all attachments, schedules and exhibits hereto, and the Accredited Investor Certification, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.
(b) The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.
(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.
(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.
(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.
(f)    Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.
(g)    The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INVESTOR INFORMATION
Investor Name(s): (As is will appear on the Securities Purchased)
Individual Executing Profile or Trustee (If Applicable):
SSN / Federal I.D. #	Marital Status:
Date of Birth:	Joint Party Date of Birth:
Investment Experience (Years):	Joint Party is Spouse? yes no
Date of Organization (entities):
Total Assets (for entities, including irrevocable trusts, only):

Primary Street Address:
Primary City, State & Zip Code:
Home Phone:	Home Fax:
Mobile Phone:	Email:

Employer:
Type of Business:
Business Street Address:
Business City, State & Zip Code:
Business Phone:	Business Fax:

SECURITIES DELIVERY INSTRUCTIONS (Check One)
Please deliver my securities to the Primary address listed above.
Please hold my securities in book-entry form with the Issuer or the Transfer Agent, if applicable.
Please deliver my securities to the following address:
[Signature Page Follows]

Signature Page

SIGNATURE PAGE
By execution and delivery of this signature page, you (the “Investor”) hereby subscribe to purchase the Unit(s) indicated below, for the aggregate purchase price indicated below, pursuant to the terms and conditions of the Subscription Agreement (the “Subscription Agreement”). You further (i) acknowledge and agree that you have read and understand the Subscription Agreement and the Memorandum (as defined in the Subscription Agreement), including the representations and warranties in the section entitled “Representations and Warranties of the Purchaser,” (ii) represent and warrant that the statements contained in the Subscription Agreement are complete and accurate with respect to you, and (iii) acknowledge and agree that your offer to subscribe to purchase the Unit(s) indicated below, for the aggregate purchase price indicated below, is irrevocable and that the Company may decline to accept your offer in its sole discretion.

INVESTOR:

If Investor is an Individual:

Print Name:

Signature:

Social Security # or Fed ID #:

Print Name (if joint investment):

Signature:

Social Security # or Fed ID #

If Investor is an entity:

Name of Signatory:

Signature:

Title:

Telephone No.

Social Security # or Fed ID #

Street Address

Street Address - 2nd line

City, State, Zip

Investment Amount:

Number of Units Purchased: ___________________
Purchase Price Per Unit: $0.60
Aggregate Purchase Price:
Date:

A-21

EXHIBIT A
Accredited investor
Certification

CERTIFICATE FOR INDIVIDUAL INVESTORS

If the investor is an individual, including married couples and IRA accounts of individual investors, pleased complete, date and sign this Certificate. The undersigned certifies that the representations and responses below are true and accurate:
The investor has full power and authority to invest in the Company.

If the investment is to be held jointly, each investor must execute and deliver the Omnibus Signature Page and initial their individual investor status.
Individual		Joint Tenants
IRA		Tenants in Common
Tenants in the Entirety		Community Property
 Grantor of a Revocable Trust (Identify each grantor and indicate under what circumstances the trust is revocable by the grantor.): _____________________________________________________________________________________  Check if any Grantor is deceased, disabled or legally incompetent.
_________________________________________________________________________________________________________

INDIVIDUAL INVESTOR STATUS

In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

Annual Income: ________________________________		Net Worth: ________________________________	Liquid Net Worth: ________________________________
1
I certify that I have a net worth, or joint net worth with my spouse, in excess of $1 million. For purposes of the foregoing net worth calculation, I have excluded my/our primary residence, and I have not included any indebtedness secured by my/our primary residence as a liability, unless the amount of such indebtedness exceeds the fair market value of my/our primary residence at the time of purchase, in which event the amount of such indebtedness that exceeds the fair market value of my/our primary residence is included as a liability in determining my net worth or my joint net worth with my spouse.

2	(Initial if Applicable)
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

3	(Initial if Applicable)	I certify that I am a director or executive officer of the Company.

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS)

(a) Please describe your current employment, including the company by which you are employed and its principal business:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b) Please describe any college or graduate degrees held by you:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(c) Please list types of prior investments:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(d) Please state whether you have you participated in other private placements before:

YES_______NO_______

(e) If your answer to question 7(d) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public
Companies
Private
Companies
Public or Private Financial Services Companies

Frequently ____________ ____________ ____________
Occasionally ____________ ____________ ____________
Never ____________ ____________ ____________

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES_______NO_______

(g) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES_______NO_______
(h) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______NO_______

(i) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______NO_______

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS) (Continued)

(j) Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______NO_______

If Yes, please describe:

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____________________________________
Name of FINRA Member Firm

By: ________________________ Date: ___________
Authorized Officer

INDIVIDUAL CERTIFICATION
The undersigned certifies that the representations and responses above are true and accurate and further certifies that the undersigned has the authority to execute and deliver the Subscription Agreement and to take other actions with respect thereto.

The undersigned further certifies under penalty of perjury that:
(a) The undersigned’s correct social security / federal taxpayer identification number is set forth above, and
(b) The undersigned is not subject to backup withholding.

Investor Name:
By (Signature) :	By (Signature) :
Date:	Date:

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, FOUNDATION AND JOINT INVESTORS
If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

Limited Partnership
Limited Liability Company	Corporation
Irrecoverable Trust	Pension, Profit Sharing, Money Purchase, Keogh or 401(k) Plan; IRA or other employee benefit plan
Other form of organization: _________________________________________________________________________________
Indicate the approximate date the undersigned entity was formed: _____________________________________________________
NOTE: PLEASE PROVIDE A COPY OF THE ORGANIZATIONAL DOCUMENTATION. (i.e., Article of Incorporation, Partnership Agreement, Operating Agreement, Trust Agreement, etc.)
FOR ERISA PLANS ONLY:
Is the Investor a “Benefit Plan Investor” or acquiring the Unit(s) on behalf of any entity which is a “Benefit Plan Investor,” as such term is defined in Appendix A (for entities only, including IRA investors)?
yesno
Investors answering “yes” above, please check each box that accurately describes the Investor:
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS a “Benefit Plan Investor” but IS NOT an “ERISA Investor” as such terms are defined in Appendix A.
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), but IS NOT subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
Please notify the Company immediately if you checked the above box and the ERISA Investor subsequently becomes subject to Title I of ERISA.
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that IS subject to Title I of ERISA.

If the Investor answered “yes” above, is the Investor obligated to file an annual return/report on an IRS Form 5500 Series form?
yes *no
                   * Investors answering “yes” please provide the following information:
Investor’s plan name:
Investor’s plan number:
Name of plan sponsor:
EIN of plan sponsor:

ENTITY FORM OF PAYMENT
Wire funds will be made from my outside account according to the wiring instructions contained herein.
Other:___________________ (specify form of payment).

ENTITY INVESTOR STATUS
In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1	(Initial if Applicable)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2	(Initial if Applicable)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
3	(Initial if Applicable)	An insurance company as defined in Section 2(13) of the Securities Act;
4		An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
5		A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
6
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8		A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
9	(Initial if Applicable)
Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000;

10	(Initial if Applicable)
A trust (including a revocable trust and an irrevocable trust) ,with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Securities Act; or

11
An entity (other than an irrevocable trust) in which all of the equity owners* qualify under any of the above subparagraphs described herein. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and have each equity owner complete and deliver the Certification for Individual Investors (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s): ____________________________________________________________________________________________________________________________________________________________________________

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES)

(a) Please list types of prior investments:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b) Please state whether you have you participated in other private placements before:

YES_______NO_______

(c) If your answer to question 12(b) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public
Companies
Private
Companies
Public or Private Financial Services Companies

Frequently ____________ ____________ ____________
Occasionally ____________ ____________ ____________
Never ____________ ____________ ____________

(d) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______NO_______

(e) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______NO_______

(f) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______NO_______

(g) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______NO_______

[Remainder of page intentionally left blank]

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES) (Continued)
  (h) Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______NO_______

If Yes, please describe:

______________________________________________________________________
______________________________________________________________________

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____________________________________
Name of FINRA Member Firm

By: ________________________ Date: ___________
Authorized Officer

[Remainder of page intentionally left blank]

ENTITY CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate:

The investor has been duly formed and validly exists and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Subscription Agreement on behalf of the Investor and to take other actions with respect thereto and certifies further that the Subscription Agreement has been duly and validly executed on behalf of the undersigned entity and constitutes a legal and binding obligation of the undersigned entity.
The undersigned further certifies under penalty of perjury that:
(a) The undersigned’s correct federal taxpayer identification number is set forth above, and
(b) The undersigned is not subject to backup withholding.

Investor Name:
By (Signature):
Name (Print):
Title:
Date:

EXHIBIT B FORM OF WARRANT
B-1

Warrant Certificate No.

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Effective Date: [ ], 2015
Void After: [ ], 2020

CALPIAN, INC.

WARRANT TO PURCHASE COMMON STOCK
Calpian, Inc., a Texas corporation (the “Company”), for value received on [*], 2015 (the “Effective Date”), hereby issues to [__________] (the “Holder” or “Warrant Holder”) this Warrant (the “Warrant”) to purchase, [______] shares (each such share as from time to time adjusted as hereinafter provided being a “Warrant Share” and all such shares being the “Warrant Shares”) of the Company’s Common Stock (as defined below), at the Exercise Price (as defined below), as adjusted from time to time as provided, herein, on or before [*], 2020 (the “Expiration Date”), all subject to the following terms and conditions. This Warrant is one of a series of warrants of like tenor that have been issued in connection with the Company’s private offering solely to accredited investors of units in accordance with, and subject to, the terms and conditions described in the Subscription Agreement, as the same may be amended and supplemented from time to time (the “Subscription Agreement”).

As used in this Warrant, (i) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York, New York, are authorized or required by law or executive order to close; (ii) “Common Stock” means the common stock of the Company, par value $0.001 per share, including any securities issued or issuable with respect thereto or into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event; (iii) “Exercise Price” means $0.75 per share of Common Stock, subject to adjustment as provided herein; (iv) “Trading Day” means any day on which the Common Stock is traded (or available for trading) on its principal trading market; (v) “Affiliate” means any person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a person, as such terms are used and construed in Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (vi) “Warrant holders” means the holders of Warrants issued pursuant to the Subscription Agreement.

1. DURATION AND EXERCISE OF WARRANTS

(a) Exercise Period. The Holder may exercise this Warrant in whole or in part on any Business Day on or before 5:00 P.M., Eastern Time, on the Expiration Date, at which time this Warrant shall become void and of no value.

(b)    Exercise Procedures.

(i) While this Warrant remains outstanding and exercisable in accordance with Section 1(a), the Holder may exercise this Warrant in whole or in part at any time and from time to time by:

(A)    delivery to the Company of a duly executed copy of the Notice of
Exercise form attached hereto as Attachment A;

(B) surrender of this Warrant to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder in accordance with Section 11 below; and

(C) payment of the then-applicable Exercise Price per share multiplied by the number of Warrant Shares being purchased upon exercise of the Warrant (such amount, the “Aggregate Exercise Price”) made in the form of cash, or by certified check, bank draft or money order payable in lawful money of the United States of America.

(ii) Upon the exercise of this Warrant in compliance with the provisions of this Section 1(b), the Company shall promptly issue and cause to be delivered to the Holder a certificate for the Warrant Shares purchased by the Holder. Each exercise of this Warrant shall be effective immediately prior to the close of business on the date (the “Date of Exercise”) that the conditions set forth in Section 1(b) have been satisfied, as the case may be. On or before the first Business Day following the date on which the Company has received each of the Notice of Exercise and the Aggregate Exercise Price (the “Exercise Delivery Documents”), the Company shall transmit an acknowledgment of receipt of the Exercise Delivery Documents to the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Notice of Exercise, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.

(iv) If the Company shall fail for any reason or for no reason to issue to the Holder, within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, and if on or after such Business Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing bid price on the date of exercise.

(c) Partial Exercise. This Warrant shall be exercisable, either in its entirety or, from time to time, for part only of the number of Warrant Shares referenced by this Warrant. If this Warrant is submitted in connection with any exercise pursuant to Section 1 and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the actual number of Warrant Shares being acquired upon such an exercise, then the Company shall as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant of like tenor representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

(d) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 16.

2.    ISSUANCE OF WARRANT SHARES

(a) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and non-assessable, and (ii) free from all liens, charges and security interests, with the exception of claims arising through the acts or omissions of any Holder and except as arising from applicable Federal and state securities laws.

(b) The Company shall register this Warrant upon records to be maintained by the Company for that purpose in the name of the record holder of such Warrant from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner thereof for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes.

(c) The Company will not, by amendment of its certificate of incorporation, by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all action necessary or appropriate in order to protect the rights of the Holder to exercise this Warrant, or against impairment of such rights.

3.	ADJUSTMENTS OF EXERCISE PRICE, NUMBER AND TYPE OF WARRANT SHARES

(a) The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

(i) Subdivision or Combination of Stock. In case the Company shall at any time subdivide (whether by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined (whether by way of stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. The Exercise Price and the Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3(a)(i).

(ii) Dividends in Stock, Property, Reclassification. If at any time, or from time to time, all of the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefore:

(A) any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

(B) additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3(a)(i) above), then and in each such case, the Exercise Price and the number of Warrant Shares to be obtained upon exercise of this Warrant shall be adjusted proportionately, and the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to above) that such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property. The Exercise Price and the Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3(a)(ii).

(iii) Reorganization, Reclassification, Consolidation, Acquisition or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an “Organic Change”), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable assuming the full exercise of the rights represented by this Warrant. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holder and delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. If there is an Organic Change, then the Company shall cause to be mailed to the Holder at its last address as it shall appear on the books and records of the Company, at least 10 calendar days before the effective date of the Organic Change, a notice stating the date on which such Organic Change is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares for securities, cash, or other property delivered upon such Organic Change; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 10-day period commencing on the date of such notice to the effective date of the event triggering such notice. In any event, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall be deemed to assume such obligation to deliver to such Holder such shares of stock, securities or assets even in the absence of a written instrument assuming such obligation to the extent such assumption occurs by operation of law.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall promptly furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; and (ii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

(c) Certain Events. If any event occurs as to which the other provisions of this Section 3(c) are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, then the Company's Board of Directors will, in good faith, make an appropriate adjustment to protect the rights of the Holder; provided, that no such adjustment pursuant to this Section 3(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 3.

(d)    Other Adjustments. If at any time conditions shall arise by reason of action taken by the Company which in the reasonable opinion of the Board of Directors are not adequately covered by the provisions hereof and which might materially and adversely affect the rights of the Holder or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Board of Directors shall make adjustments, if any (not inconsistent with the standards established in this Section 3), of the Warrant price (including, if necessary, any adjustment as to the securities for which the Warrants may thereafter be exercisable) and any distribution which is or would be required to preserve the rights of the Holder.

(e)    No Dilution or Impairment. Subject to the provisions of Section 3(a)(iii), the Company will not, by amendment of its restated articles of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment.

4. REDEMPTION OF WARRANTS

(a) General. The Company shall have the option, subject to the conditions set forth herein, to redeem all of the Warrants then outstanding upon not less than thirty (30) days nor more than sixty (60) days prior written notice to the Warrant Holders at any time provided that, at the time of delivery of such notice, the closing bid price of the Company’s Common Stock for ninety (90) consecutive Calendar Days prior to the date of the notice of redemption is at least $1.50 as proportionately adjusted to reflect any stock splits, stock dividends, combination of shares or like events.

(b) Notice. Notice of redemption will be effective upon mailing in accordance with this Section and such date may be referred to below as the “Notice Date.” Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the date fixed for redemption to the Holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice.

(c) Redemption Date and Redemption Price. The notice of redemption shall state the date set for redemption, which date shall be not less than thirty (30) days, or more than sixty (60) days, from the Notice Date (the “Redemption Date”). The Company shall not mail the notice of redemption unless all funds necessary to pay for redemption of the Warrants to be redeemed shall have first been set aside by the Company for the benefit of the Warrant Holders so as to be and continue to be available therefor. The redemption price to be paid to the Warrant Holders will be $0.001 for each share of Common Stock of the Company to which the Warrant Holder would then be entitled upon exercise of the Warrant being redeemed, as adjusted from time to time as provided herein (the “Redemption Price”).

(d) Exercise. Following the Notice Date, the Warrant Holders may exercise their Warrants in accordance with Section 1 of this Warrant between the Notice Date and 5:00 p.m. Eastern Time on the Redemption Date and such exercise shall be timely if a duly executed Notice of Exercise and the Warrant Exercise Price for the shares of Common Stock to be purchased are actually received by the Company at its principal offices prior to 5:00 p.m. Eastern Time on the Redemption Date.

(e) Mailing. If any Warrant Holder does not wish to exercise any Warrant being redeemed, he should mail such Warrant to the Company at its principal offices after receiving the notice of redemption. On and after 5:00 p.m. Eastern Time on the Redemption Date, notwithstanding that any Warrant subject to redemption shall not have been surrendered for redemption, the obligation evidenced by all Warrants not surrendered for redemption or effectively exercised shall be deemed no longer outstanding, and all rights with respect thereto shall forthwith cease and terminate, except only the right of the holder of each Warrant subject to redemption to receive the Redemption Price for each share of Common Stock to which he would be entitled if he exercised the Warrant upon receiving notice of redemption of the Warrant subject to redemption held by him.

5.    TRANSFERS AND EXCHANGES OF WARRANT AND WARRANT SHARES

(a) Registration of Transfers and Exchanges. Subject to Section 5(c), upon the Holder’s surrender of this Warrant, with a duly executed copy of the Form of Assignment attached as Attachment B, to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder, the Company shall register the transfer of all or any portion of this Warrant. Upon such registration of transfer, the Company shall issue a new Warrant, in substantially the form of this Warrant, evidencing the acquisition rights transferred to the transferee and a new Warrant, in similar form, evidencing the remaining acquisition rights not transferred, to the Holder requesting the transfer.

(b) Warrant Exchangeable for Different Denominations. The Holder may exchange this Warrant for a new Warrant or Warrants, in substantially the form of this Warrant, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Holder. The Holder shall surrender this Warrant with duly executed instructions regarding such re-certification of this Warrant to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder.

(c) Restrictions on Transfers. This Warrant may not be transferred at any time without (i) registration under the Securities Act or (ii) an exemption from such registration and a written opinion of legal counsel addressed to the Company that the proposed transfer of the Warrant may be effected without registration under the Securities Act, which opinion will be in form and from counsel reasonably satisfactory to the Company.

(d) Permitted Transfers and Assignments. Notwithstanding any provision to the contrary in this Section 5, the Holder may transfer, with or without consideration, this Warrant or any of the Warrant Shares (or a portion thereof) to the Holder’s Affiliates (as such term is defined under Rule 144 of the Securities Act) without obtaining the opinion from counsel that may be required by Section 5(c)(ii), provided, that the Holder delivers to the Company and its counsel certification, documentation, and other assurances reasonably required by the Company’s counsel to enable the Company’s counsel to render an opinion to the Company’s Transfer Agent that such transfer does not violate applicable securities laws.

6.    MUTILATED OR MISSING WARRANT CERTIFICATE

If this Warrant is mutilated, lost, stolen or destroyed, upon request by the Holder, the Company will, at its expense, issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, representing the right to acquire the equivalent number of Warrant Shares; provided, that, as a prerequisite to the issuance of a substitute Warrant, the Company may require satisfactory evidence of loss, theft or destruction as well as an indemnity from the Holder of a lost, stolen or destroyed Warrant.

7.    PAYMENT OF TAXES

The Company will pay all transfer and stock issuance taxes attributable to the preparation, issuance and delivery of this Warrant and the Warrant Shares (and replacement Warrants) including, without limitation, all documentary and stamp taxes; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares to any person or entity other than to the Holder.

8.    FRACTIONAL WARRANT SHARES

No fractional Warrant Shares shall be issued upon exercise of this Warrant. The Company, in lieu of issuing any fractional Warrant Share, shall round up the number of Warrant Shares issuable to nearest whole share.

9.    NO STOCK RIGHTS AND LEGEND

No holder of this Warrant, as such, shall be entitled to vote or be deemed the holder of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provide herein).

Each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY

STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

10. NOTICES

All notices, consents, waivers, and other communications under this Warrant must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission (with respect to facsimile) by the transmitting equipment; (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, if to the registered Holder hereof; or (d) seven days after the placement of the notice into the mails (first class postage prepaid), to the Holder at the address, facsimile number, or e-mail address furnished by the registered Holder to the Company in accordance with the Subscription Agreement by and between the Company and the Holder, or if to the Company, to it at Calpian, Inc. 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Harold Montgomery, CEO (or to such other address, facsimile number, or e-mail address as the Holder or the Company as a party may designate by notice the other party) with a copy to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Fax: 212-930-9725, Attention: Darrin M. Ocasio, Esq.

11. SEVERABILITY

If a court of competent jurisdiction holds any provision of this Warrant invalid or unenforceable, the other provisions of this Warrant will remain in full force and effect. Any provision of this Warrant held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

12. BINDING EFFECT

This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, the registered Holder or Holders from time to time of this Warrant and the Warrant Shares.

13.    SURVIVAL OF RIGHTS AND DUTIES

This Warrant shall terminate and be of no further force and effect on the earlier of 5:00
P.M., Eastern Time, on the Expiration Date or the date on which this Warrant has been exercised in full.

14.    GOVERNING LAW

This Warrant will be governed by and construed under the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

15.    DISPUTE RESOLUTION

In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days, submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

16.    NOTICES OF RECORD DATE

Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company’s voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) Business Days, or such longer period as may be required by law, prior to the record date specified therein, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolation, merger, dissolution, liquidation or winding up.

18. NO THIRD PARTY RIGHTS

This Warrant is not intended, and will not be construed, to create any rights in any parties other than the Company and the Holder, and no person or entity may assert any rights as third- party beneficiary hereunder.

[SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first set forth above.

CALPIAN, INC.

By:	Name:
Title:

ATTACHMENT A
NOTICE OF EXERCISE
(To be executed by the Holder of Warrant if such Holder desires to exercise Warrant) To Calpian, Inc.:

The undersigned hereby irrevocably elects to exercise this Warrant and to purchase thereunder, ________
full shares of Calpian, Inc. common stock issuable upon exercise of the Warrant and delivery of:
$
(in cash as provided for in the foregoing Warrant) and any applicable taxes payable by the undersigned pursuant to such Warrant.

The undersigned requests that certificates for such shares be issued in the name of:

(Please print name, address and social security or federal employer identification number (if applicable))

If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

(Please print name, address and social security or federal employer identification number (if applicable))

Name of Holder (print): (Signature):
(By:) (Title:) Dated:

ATTACHMENT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED,
hereby sells,
assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant (as defined in and evidenced by the attached Warrant) to acquire the number of Warrant Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares issuable upon exercise of the Warrant:

Name of Assignee	Number of Shares

If the total of the Warrant Shares are not all of the Warrant Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Warrant Shares not so assigned be issued in the name of and delivered to the undersigned.

Name of Holder (print): (Signature):
(By:) (Title:) Dated: